3rd Quarter 2017 Investor Presentation Exhibit 99.1

Forward Looking Statement This presentation contains forward-looking statements, within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. These statements related to future events, other future financial and operating performance, costs, revenues, economic conditions in our markets, loan performance, credit risks, collateral values and credit conditions, or business strategies, including expansion and acquisition activities and may be identified by terminology such as “may,” “will,” “should,” “expects,” “scheduled,” “plans,” “intends,” “anticipates,” “believes,” “estimates,” “potential,” or “continue” or the negative of such terms or other comparable terminology. Actual events or results may differ materially. In evaluating these statements, you should specifically consider the factors described throughout this presentation. We cannot assure you that future results, levels of activity, performance or goals will be achieved, and actual results may differ from those set forth in the forward looking statements. Forward-looking statements, with respect to our beliefs, plans, objectives, goals, expectations, anticipations, estimates and intentions, involve known and unknown risks, uncertainties and other factors, which may be beyond CenterState’s control, as well as beyond the control of Sunshine Bancorp, Inc. (“Sunshine”) and HCBF Holding Company, Inc. (“Harbor”), which CenterState has proposed to acquire in separate transactions. These forward looking statements, many of which, with respect to future business decisions and actions, are subject to change, may cause the actual results, performance or achievements of CenterState or the Bank to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. Examples of uncertainties and contingencies include, among other important factors, general economic and business conditions, expectations of and actual timing and amount of interest rate movements, including the slope and shape of the yield curve, which can have a significant impact on a financial services institution, market and monetary fluctuations, including fluctuations in mortgage markets, responses to any or all of these conditions, the actions of the Securities and Exchange Commission, the Office of the Comptroller of the Currency, the Board of Governors of the Federal Reserve System, and other regulators and agencies, including in connection with the regulatory approval process associated with the proposed mergers, pending, threatened, or possible future regulatory or judicial actions, proceedings or outcomes, changes in laws and regulations applicable to CenterState, Sunshine and Harbor, the possibility that the proposed transactions will not close when expected or at all because required regulatory, or other approvals are not received or other conditions to the closing are not satisfied on a timely basis or at all, the possibility that the anticipated benefits of the transactions will not be realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the companies, the possibility that the transactions may be more expensive to complete than anticipated, including as a result of unexpected factors or events, diversion of management’s attention from ongoing business operations and opportunities, CenterState’s, Sunshine’s and Harbor’s success in executing their respective business plans and strategies and managing the risks involved in the foregoing; and other factors that may affect future results of CenterState, Sunshine and Harbor, both individually and as a combined entity. Additional factors that could cause results to differ materially from those contemplated by forward-looking statements can be found in CenterState’s Annual Report on Form 10-K for the year ended December 31, 2016, and otherwise in our SEC reports and filings, in Sunshine’s Annual Report on Form 10-K for the year ended December 31, 2016 and in its other SEC reports and filings, and in Harbor’s final prospectus filed by HCBF with the SEC on June 21, 2017 related to its Registration Statement on Form S-4 filed with the SEC on April 20, 2017, as amended (File No. 333-217395) under the title “Risk Factors,” and in its other SEC reports and filings. You should not expect us to update any forward-looking statements. All written or oral forward-looking statements attributable to us are expressly qualified in their entirety by this cautionary notice, including, without limitation, those risks and uncertainties described in our annual report on Form 10-K for the year ended December 31, 2016, and otherwise in our SEC reports and filings.

Overview of Franchise Established in 2000 Ticker Symbol: CSFL (NASDAQ) Headquartered in Winter Haven, FL on the I-4 Corridor $6.8B in assets $4.7B in loans $5.4B in deposits 78 branches Data as of 9/30/17 Tampa Jacksonville Orlando Winter Haven Miami Ocala Gainesville Sarasota Daytona Beach St. Augustine Vero Beach Boca Raton

Stock Price Performance Over 1, 3 & 5 Year Periods Source: SNL Financial 1 Year: 9/30/16 – 9/30/17 3 Year: 9/30/14 – 9/30/17 5 Year: 9/30/12 – 9/30/17

Banking the Sunshine State

Florida ranks as the number one state in the nation for net migration. Florida’s ~$900B economy is 70% larger than any other state in the southeastern United States and maintains an attractive tax policy. If the Sunshine State was a country, Florida’s economy would be the 17th largest in the world – larger than Saudi Arabia, Poland and Argentina. Why invest in Florida? Source: Bureau of Economic Analysis and US Census Bureau Population Growth

Florida hosted a record of 113 million visitors to the state in 2016. Tourism is on the Rise Source: Visit Florida Florida Historic Visitor Estimates

AVERAGE 1980 - 2000: .00734 Single Family Housing is a Tailwind Undersupply of housing starts since the crisis exceeds the over supply prior to the crisis. Source: Florida Office of Economic and Demographic Research Oversupply Undersupply

Source: SNL Financial , Bureau of Economic Analysis Data as of 6/30/16 Superior Markets of Operation 2017 Population by State (mm) Southeast States’ GDP ($bn) ’17 – ’22 Proj. HHI Growth – Southeast States ’17 – ’22 Proj. Population Growth – CSFL MSAs

Capital Management

CSFL – Best Positioned Florida Consolidator Source: SNL Financial Data as of MRQ available on all Florida headquartered banks under $10 billion in assets. Public companies are defined as financial institutions traded on a national exchange. 2017 Sunshine Bancorp, Inc. HCBF Holding Company, Inc. 2016 Platinum Bank Holding Co. Gateway Financial Holdings of FL, Inc. 2015 Community Bank of South Florida Hometown of Homestead Banking Co. 2014 First Southern Bancorp 2013 Gulfstream Bancshares 2012 FDIC - Central Florida State Bank FDIC - First Guaranty Bank & Trust Co. 2011 Federal Trust from The Hartford Insurance TD Bank divesture 2010 FDIC - Olde Cypress Community FDIC - Independent National Bank of Ocala FDIC - Community National Bank of Bartow 2009 FDIC - Ocala National Bank 16 transactions announced since 2009 Florida Headquartered Banks – 121

Creating Florida's Bank

Pro Forma Highlights (1)

- ✓ **Assets:** ~ $10 billion
- ✓ **Deposits:** ~ $8 billion
- ✓ **Loans:** ~ $7 billion
- ✓ **Market Cap:** ~ $2 billion

❑ **CenterState becomes the largest community bank in the 3rd largest state**

- **#1 in Assets**
- **#1 in Market Capitalization**
- **#1 in Deposit Market Share**
- **#1 Branch Network**


Jacksonville
St. Augustine
Gainesville
Daytona Beach
Ocala
Orlando
Tampa
Winter Haven
Vero Beach
Sarasota
Boca Raton
Miami
75
95
4
CSFL (78)
Harbor (46)
SBCP (18)

CenterState

Source: SNL Financial
Data as of 6/30/17, pricing data as of 8/11/17; deposit market share data as of 6/30/16
Note: Community bank defined as institutions with total assets less than $20.0 billion
(1) Excludes purchase accounting adjustments

12

Combined Highlights

Strategic Rationale	• Pro forma CenterState to be ranked as the #1 Florida-based community bank [(1)] • Provides branch leverage in concentrated markets • Deepens CenterState's market share in strategic Florida markets • Low cost of funds and strong core deposit bases • 89% of both Harbor and Sunshine branches are in MSAs in which CSFL already operates • Reduces loan / deposit ratio to 82%
Attractive Financial Returns	• Minimal initial tangible book value dilution, earned back in less than 3 years • Mid-single digit EPS accretion, inclusive of the impact of crossing $10.0 billion in assets • Significant branch consolidation opportunities boost efficiency ratio trajectory • Pro forma company remains "well-capitalized" and remains under CRE guidelines
Low Risk Profile	• Comparable community banking cultures operating in similar communities • Known markets to the CenterState management team • Comprehensive due diligence with talented and practiced credit review team • CenterState is an experienced acquiror and integrator

CenterState

Source: SNL Financial
Deposit market share data as of 6/30/16, pro forma for announced deals
(1) *Based upon deposit market share; community bank defined as banks with total assets less than $20.0 billion*

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CSFL MSAs of Operation Harbor MSAs of Operation SBCP MSAs of Operation Overlapping MSAs of Operation #7 Community Bank $1,307 million deposits #2 Community Bank $685 million deposits #1 Community Bank $627 million deposits #1 Community Bank $1,180 million deposits #2 Community Bank $531 million deposits #2 Community Bank $826 million deposits Deposit Market Share in Key Markets Pro Forma Deposit Market Share Jacksonville Miami Daytona Beach St. Augustine Vero Beach Boca Raton Miami MSA Orlando Tampa Port St. Lucie Port St. Lucie MSA Lakeland – Winter Haven MSA Tampa – St. Pete MSA Orlando MSA Jacksonville MSA Source: SNL Financial Data as of 6/30/16 Note: Community bank defined as banks with total assets less than $20.0 billion Sarasota MSA Ocala-Gainesville Market #2 Community Bank $971 million deposits Sarasota #2 Community Bank $397 million deposits

Combined Transactions: Total Assets = $3.2 billion Total Loans = $2.0 billion Total Deposits = $2.6 billion Combined Target Financials (1) + Pricing Multiples Source: SNL Financial Data as of 6/30/17 Excludes purchase accounting adjustments Price / TBV = 186% Price / 2018 earnings with cost saves = 11.4x Cost savings of ~ 40% of combined expense base; Transactions assume 67% phased-in in 2018 and 100% thereafter Attractive Financial Results EPS Accretion: High single-digit TBV Earnback: Under 2.5 years Excluding Impact of Crossing $10 Billion Including Impact of Crossing $10 Billion Initial TBV Dilution: ~3% EPS Accretion: Mid single-digit TBV Earnback: Under 3.0 years Pro Forma Capital Ratios: TCE / TA: 8.7% CET1 Capital Ratio: 11.1% Total Risk-Based Capital Ratio: 12.0%

Pro Forma Consolidation Opportunities 185% growth in deposits per branch 37 166 100 103 2009 …..………………...…………………….……… 2017 37 Branches Average Size $27M 159 Branches Acquired Plus 7 De-novo Branches 100 Branches Consolidated or Sold 103 Branches Average Size $77M

$10 Billion Preparation Enhancing risk management: Chief Risk Officer in place since 2010 Bank Risk Committee in place since 2011 General Counsel hired in 2016 Implementing rigorous stress testing: Top down and bottom up stress testing using outside resources since 2014 Planning toward developing and implementing a DFAST compliant stress test model by 2018 Investing in IT and Infrastructure Pro forma company crosses $10 billion in assets in 2018 Estimated annual after-tax earnings reduction of $6.5 million Durbin impact begins in Q3 2019

Operating Performance

Earnings Per Share : Historical and Consensus Forecast 2014 – 2018 CAGR: 32.6% Adjusted EPS is a Non-GAAP financial measure that excludes gain on extinguishment of debt, gain on sale of AFS securities, loss on termination of FDIC loss share agreements, and merger-related expenses, net of tax. See reconciliation of GAAP to Non-GAAP measures on slide 31. Consensus EPS reflects consensus estimate per most recent analyst reports. Consensus Operating EPS Adjusted Diluted EPS (Non-GAAP)1 Diluted EPS

Efficiency Ratio2 Performance Metrics Adjusted ROAA and ROATCE are Non-GAAP financial measures that exclude gain on sale of AFS securities and merger-related expenses, net of tax. ROATCE ratios also exclude amortization of intangible assets, net of tax. Efficiency Ratio and Adjusted Efficiency Ratio are Non-GAAP financial measures. Efficiency Ratio is defined as follows: [non-interest expense – nonrecurring expense] / [net interest income (fully tax equivalent) + non-interest income – nonrecurring income]. Adjusted Efficiency Ratio also excludes merger-related expenses. See reconciliation of GAAP to Non-GAAP measures on slide 31. Tangible Book Value per share Return on Average Tangible Common Equity1, annualized Return on Average Assets1, annualized 9/30/16 – 9/30/17 Growth: 16.3%

Loan Production by Year ($ in millions)

Number of Deposit Accounts (000’s) Premium Core Deposit Franchise Cost of Deposits 2012 – 2016 CAGR: 8.4% Deposit Mix vs. Peers † Core deposits defined as non-time deposits. * Source: SNL Financial; as of MRQ available. Peers include the following: ABCB, CBF, CHCO, CTBI, FBNC, FCB, HOMB, LION, PSTB, RBCAA, RNST, SBCF, SFBS, SFNC, SSB, STBZ, TOWN, UBSH, UCBI and XBKS.

Deposits

Cost of Total Deposits (bps)

3Q15 – 3Q17 CenterState deposit beta equal to 6% compared to the Peer average of 11%


45
40
35
30
25
20
15
10
41 bps
Peer Average
23 bps
CenterState
3Q15
4Q15
1Q16
2Q16
3Q16
4Q16
1Q17
2Q17
3Q17

Loans / Deposits at 9/30/17


93%
86%
CenterState
Peer Average

CenterState

Source: SNL Financial; as of MRQ available. Peers include the following: ABCB, CBF, CHCO, CTBI, FBNC, FCB, HOMB, LION, PSTB, RBCAA, RNST, SBCF, SFBS, SFNC, SSB, STBZ, TOWN, UBSH, UCBI and XBKS.

23

EPS includes corporate overhead allocations. †Annualized Correspondent Banking Income Analysis ($MM) Client Banks Correspondent Banking office Correspondent Earnings Measure(1)   2014 2015 2016 YTD 9/30/17†     EPS $0.04 $0.14 $0.19 $0.16

Investment Thesis CenterState is among the largest banking companies headquartered in Florida by assets, market capitalization, deposit market share and branch footprint(1). Florida is an economic powerhouse and leads the nation in net migration. Based on strong operating results, CSFL shares outperformed the banking index over a 1, 3 & 5 year horizon. Investments are currently underway to accelerate organic growth and build shareholder value. Source: SNL Financial. (1)Data as of 6/30/17, pricing data as of 8/11/17; deposit market share data as of 6/30/16. Note: Community bank defined as institutions with total assets less than $20.0 billion

Supplemental

                  Loan Type No. of Loans Balance Avg Loan Balance     Residential Real Estate 8,145 $ 1,027 MM $126,100   CRE Owner Occupied 2,082 $ 964 MM $463,000 CRE Non-Owner Occupied 1,722 $ 1,548 MM $899,000   Construction, A&D, & Land 846 $ 241 MM $284,900   Commercial & Industrial 4,038 $ 633 MM $156,800   Consumer & All Other 5,188 $ 104 MM $20,000   Total   22,021   $4,517 MM   $205,100 Total Loan Portfolio as of September 30, 2017 Total Loans by Type 1 Total Loans Detail 1 1. Excluding purchased credit-impaired and held for sale loans Loan Relationships n Top 10 represent ~5% of total loans n Top 20 represent ~8% of total loans Consolidated Loan Concentrations C&D loan concentration of 37% CRE loan concentration of 273%

Loans Yields (TEY) (Non-GAAP)1 Average Balances ($ in billions) Excluding PCI loans Source: SNL Financial, MRQ presented if current quarter not yet available Nonperforming assets include loans 90 days or more past due, nonaccrual loans, and OREO/ORA; and exclude FDIC covered assets Southeastern peers include ABCB, CBF, CHCO, CTBI, FBNC, FCB, HOMB, LION, PSTB, RBCAA, RNST, SBCF, SFBS, SFNC, SSB, STBZ, TOWN, UBSH, UCBI, XBKS. Florida peers include all banks headquartered in Florida with total assets between $1 billion and $10 billion. 1. TEY yield on Non-PCI loans is a Non-GAAP financial measure. See reconciliation of GAAP to Non-GAAP measures on slide 31. NPAs / Loans & OREO (%) Net Charge-offs (Recoveries) / Average Non PCI loans (%) * annualized

Deposit Relationships n Top 10 represent ~4% of total deposits n Top 20 represent ~5% of total deposits Total Deposits by Type Total Deposits Detail 23 Total Deposit Portfolio as of September 30, 2017                   Deposit Type No. of Deposits Balance Avg Deposit Balance     Demand Deposits 86,006 $ 1,915 MM $22,300   Now Accounts 40,082 $ 997 MM $24,900   Savings Deposits 26,432 $ 511 MM $19,300   Money Market 8,842 $ 1,156 MM $130,800 Certificates of Deposits 15,003 $ 846 MM $230,250         Total   176,365   $ 5,425 MM   $30,800 Checking Accounts (DDA & NOW) No. of Accounts $ Balance Retail 72% 28% Commercial 28% 72%

Analyst Coverage Source: SNL Financial and/or most recent analyst reports. Firm Analyst Report Date Rating Price Target 2017 Operating EPS Estimate 2018 Operating EPS Estimate Hovde Group LLC Joseph Fenech Oct. 25, 2017 Outperform $29.00 $1.44 $1.74 312-386-5909 Stephens, Inc. Tyler Stafford, CFA Oct. 24, 2017 Equal-Weight $28.00 $1.43 $1.60 501-377-8362 Keefe, Bruyette & Brady Gailey, CFA Oct. 25, 2017 Market Perform $29.00 $1.42 $1.65 Woods Inc. 404-231-6546 Raymond James Michael Rose Oct. 25, 2017 Outperform 2 $29.00 $1.41 $1.62 Financial Inc. 312-655-2940 Fig Partners LLC John Rodis Oct. 26, 2017 Market Perform $28.00 $1.41 $1.67 314-570-2671 Brean Capital, LLC Blair Brantley, CFA Oct. 26, 2017 Hold NA $1.41 $1.61 804-234-1299

Reconciliation of GAAP to Non-GAAP Measures Year Ended 2014 2015 2016 Adjusted net income per share - Diluted Earnings per share - Diluted (GAAP) $0.31 $0.85 $0.88 Effect to adjust for securities available for sale — — — Effect to adjust for early extinguishment of debt — — — Effect to adjust for termination of FDIC loss share agreements — — 0.24 Effect to adjust for merger-related expenses 0.18 0.02 0.15 Adjusted net income per share - Diluted (Non-GAAP) $0.49 $0.87 $1.27 Three months ended Dec. 31, 2016 Mar. 31, 2017 Jun. 30, 2017 Sept. 30, 2017 Adjusted return on average assets (Non-GAAP) Return on average assets (GAAP) 1.25% 1.29% 0.95% 1.29% Effect to adjust for merger-related expenses 0 0.05% 0.42% 0.00% Adjusted return on average assets (Non-GAAP) 1.26% 1.34% 1.37% 1.29% Adjusted return on average tangible equity (non-GAAP) Return on average tangible equity (Non-GAAP) 15.3% 14.1% 11.0% 14.7% Effect to adjust for merger-related expenses — 0.5% 4.7% — Adjusted return on average tangible equity (Non-GAAP) 15.3% 14.6% 15.7% 14.7% Efficiency ratio (tax equivalent) (Non-GAAP) Efficiency ratio (tax equivalent) (Non-GAAP) 58.1% 59.3% 68.9% 55.2% Effect to adjust for merger-related expenses (0.4%) (1.4%) (11.9%) — Adjusted efficiency ratio (Non-GAAP) 57.7% 57.9% 57.0% 55.2% Ending Balance Sept. 30, 2016 Dec. 31, 2016 Mar. 31, 2017 Jun. 30, 2017 Sept. 30, 2017 Tangible common equity (Non-GAAP) Total stockholders' equity (GAAP) $552,771 $552,457 $634,401 $890,258 $909,622 Goodwill (105,492) (106,028) (106,028) (257,683) (257,683) Core deposit intangible (16,267) (15,510) (14,785) (26,217) (25,140) Other intangibles (733) (784) (754) (1,011) (1,035) Tangible common equity (Non-GAAP) $430,279 $430,135 $512,834 $605,347 $625,764 Common shares outstanding (in thousands) 48,017 48,147 51,126 60,003 60,053 Common tangible equity per common share (Non-GAAP) $8.96 $8.93 $10.03 $10.09 $10.42 Three months ended Sept. 30, 2016 Dec. 31, 2016 Mar. 31, 2017 Jun. 30, 2017 Sept. 30, 2017 Tax equivalent yields on Non-PCI loans (Non-GAAP) Yield on Non-PCI loans 4.41% 4.38% 4.39% 4.55% 4.54% Effect from tax equivalent adjustment 0.05% 0.06% 0.09% 0.08% 0.07% Yield on Non-PCI loans - tax equivalent (Non-GAAP) 4.46% 4.44% 4.48% 4.63% 4.61%

Investor Contacts Ernie Pinner John Corbett Executive Chairman President & Chief Executive Officer epinner@centerstatebank.com jcorbett@centerstatebank.com Steve Young Jennifer Idell Chief Operating Officer Chief Financial Officer syoung@centerstatebank.com jidell@centerstatebank.com

In connection with the proposed merger of CenterState with Harbor, CenterState has filed with the SEC a Registration Statement on Form S-4 (No. 333-220810) that includes a definitive Joint Proxy Statement of CenterState and Harbor and a Prospectus of CenterState, as well as other relevant documents concerning the proposed transaction. The proposed transaction involving CenterState and Harbor is being submitted to CenterState’s and Harbor’s shareholders for their consideration. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. SHAREHOLDERS OF CenterState AND HARBOR ARE URGED TO READ THE REGISTRATION STATEMENT AND THE JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE TRANSACTION AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY DO AND WILL CONTAIN IMPORTANT INFORMATION. Shareholders can obtain a free copy of the definitive joint proxy statement/prospectus, as well as other filings containing information about CenterState and Harbor, without charge, at the SEC’s website (http://www.sec.gov). Copies of the definitive joint proxy statement/prospectus and the filings with the SEC that are incorporated by reference in the joint proxy statement/prospectus can also be obtained, without charge, by directing a request to Corporate Secretary, CenterState Bank Corporation, 1101 First Street South, Winter Haven, FL 33880 or Secretary, HCBF Holding Company, Inc., 200 S. Indian River Drive, Suite 101, Fort Pierce, FL 34950. CenterState and Harbor and certain of their respective directors, executive officers and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed Harbor transaction. Information regarding CenterState’s directors and executive officers is available in its definitive proxy statement, which was filed with the SEC on March 2, 2017, and certain of its Current Reports on Form 8-K. Information regarding Harbor’s directors and executive officers is available in Harbor’s final prospectus filed by HCBF with the SEC on June 21, 2017 related to its Registration Statement on Form S-4 filed with the SEC on April 20, 2017, and certain of its Current Reports on Form 8-K. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is included in the joint proxy statement/prospectus and other relevant materials filed with the SEC. Free copies of this document may be obtained as described in the preceding paragraph. Additional Information About the Harbor Merger and Where to Find It

In connection with the proposed merger of CenterState with Sunshine, CenterState has filed with the SEC a Registration Statement on Form S-4 (No. 333-220582) and a definitive Proxy Statement of Sunshine and a Prospectus of CenterState, as well as other relevant documents concerning the proposed Sunshine transaction. The proposed transaction is being submitted to Sunshine’s stockholders for their consideration. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. STOCKHOLDERS OF SUNSHINE ARE URGED TO READ THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS REGARDING THE TRANSACTION AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY DO AND WILL CONTAIN IMPORTANT INFORMATION. Stockholders can obtain a free copy of the definitive proxy statement/prospectus, as well as other filings containing information about CenterState and Sunshine, without charge, at the SEC’s website (http://www.sec.gov). Copies of the definitive proxy statement/prospectus and the filings with the SEC that are incorporated by reference in the proxy statement/prospectus can also be obtained, without charge, by directing a request to Corporate Secretary, CenterState Bank Corporation, 1101 First Street South, Winter Haven, FL 33880 or Corporate Secretary, Sunshine Bancorp, Inc. 102 West Baker Street, Plant City, FL 33563. Sunshine and certain of its respective directors, executive officers and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed Sunshine transaction. Information regarding Sunshine’s directors and executive officers is available in its definitive proxy statement, which was filed with the SEC on March 30, 2017, and certain of its Current Reports on Form 8-K. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, are contained in the definitive proxy statement/prospectus and other relevant materials filed with the SEC, which may be obtained as described in the preceding paragraph. Additional Information About the Sunshine Merger and Where to Find It